EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 2014 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF $0.51, INCOME BEFORE TAXES OF $506 MILLION ON $1,043 MILLION IN NET REVENUES, AND EARNINGS PER SHARE ON NET INCOME OF $0.77.
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, January 20, 2015 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of $0.51 for the year ended December 31, 2014, compared to diluted earnings per share on a comprehensive basis of $0.67 for 2013.

Excluding the effect of changes in the U.S. dollar value of the Company’s non-U.S. subsidiaries, the Company reported diluted earnings per share on net income of $0.77 for the year ended December 31, 2014, compared to diluted earnings per share of $0.73 for the same period in 2013.

Net revenues were $1,043 million and income before income taxes was $506 million for the year, compared to net revenues of $1,076 million and income before income taxes of $451 million for 2013.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on March 13, 2015 to shareholders of record as of February 27, 2015.

Business Highlights

•	49% pretax profit margin for 2014.
•	62% Electronic Brokerage pretax profit margin for 2014.
•	40% Market Making pretax profit margin for 2014.
•	Customer equity grew 24% from 2013 to $56.7 billion.
•	Customer accounts increased 18% in 2014 to 281 thousand.
•	Total DARTs increased 16% from 2013 to 566 thousand.
•	Brokerage segment equity was $3.0 billion. Total equity was $5.2 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes grew 49%, to $589 million, in 2014.  Customer accounts grew 18% from the prior year and customer equity increased 24% during 2014.  Commissions and execution fees increased 9%.  Net interest income grew 44% from the prior year, to $333 million.  Pretax profit margin was 62% in 2014, up from 48% in 2013.  Excluding $64.3 million in expense related to an unusual item, pretax profit margin was 56% in 2013.

Total DARTs(1), for cleared and execution-only customers, increased 16% to 566 thousand in 2014, compared to 486 thousand during 2013.  Cleared DARTs were 515 thousand in 2014, 17% higher than in 2013.

Market Making
Market Making segment income before income taxes decreased 28%, to $115 million, in 2014.  This decrease was driven by a market making environment with persistent low volatility and intensive competition.  Pretax profit margin decreased to 40% in 2014 from 44% in 2013.  Market Making options contract volume decreased 15% in 2014.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of 16 major currencies in which we hold our equity.  In 2014, our currency diversification program decreased our comprehensive earnings by $293 million, as the U.S. dollar value of the GLOBAL decreased by approximately 6.0%.  The effects of currency diversification are reported as components of (1) Other Income in the Corporate segment (described below) and (2) Other Comprehensive Income (“OCI”).

Presentation of Foreign Currency Effects
The Company has taken several steps to improve the transparency of its currency strategy, as a result of which nearly all currency translation gains and losses related to the GLOBAL are reported as Other Income instead of Trading Gains and these gains and losses are reported in the Corporate segment instead of the Market Making segment.

These actions isolate the income statement effects of our currency diversification in the Corporate segment, thereby leaving a clearer picture of the core operating results in the Market Making segment. The new reporting method is also reflected in the comparative historical periods contained in our financial statements.

(1)	Daily average revenue trades (DARTs) are based on customer orders.

_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, January 20, 2015, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the company's current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the company's operations and business environment which may cause the company's actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the company's financial results may be found in the company's filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Deborah Liston, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)
					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2012	60,421		150,000		16,118		226,540		904
2013	65,320	8%	173,849	16%	18,489	15%	257,658	14%	1,029
2014	64,530	-1%	206,759	19%	18,055	-2%	289,344	12%	1,155

4Q2013	14,437		45,167		4,585		64,189		1,019
4Q2014	16,126	12%	57,773	28%	4,621	1%	78,520	22%	1,246

3Q2014	17,864		49,636		4,282		71,782		1,130
4Q2014	16,126	-10%	57,773	16%	4,621	8%	78,520	9%	1,246

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2012	698,140		98,801		65,872,960
2013	659,673	-6%	121,776	23%	95,479,739	45%
2014	631,265	-4%	123,048	1%	153,613,174	61%

4Q2013	155,216		28,724		27,042,356
4Q2014	173,284	12%	34,259	19%	36,973,639	37%

3Q2014	151,768		29,352		36,040,255
4Q2014	173,284	14%	34,259	17%	36,973,639	3%

MARKET MAKING
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2012	457,384		12,660		9,339,465
2013	404,490	-12%	18,184	44%	12,849,729	38%
2014	344,741	-15%	15,668	-14%	12,025,822	-6%

4Q2013	87,498		4,245		2,776,564
4Q2014	95,625	9%	3,462	-18%	3,093,170	11%

3Q2014	81,395		3,542		3,137,329
4Q2014	95,625	17%	3,462	-2%	3,093,170	-1%

BROKERAGE TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2012	240,756		86,141		56,533,495
2013	255,183	6%	103,592	20%	82,630,010	46%
2014	286,524	12%	107,380	4%	141,587,352	71%

4Q2013	67,718		24,479		24,265,792
4Q2014	77,659	15%	30,797	26%	33,880,469	40%

3Q2014	70,373		25,810		32,902,926
4Q2014	77,659	10%	30,797	19%	33,880,469	3%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

    BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2012	144,539		84,794		54,371,351
2013	180,660	25%	101,732	20%	78,829,785	45%
2014	225,662	25%	106,074	4%	137,153,132	74%

4Q2013	49,181		24,020		23,208,208
4Q2014	63,739	30%	30,559	27%	32,720,100	41%

3Q2014	56,824		25,559		31,814,664
4Q2014	63,739	12%	30,559	20%	32,720,100	3%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)

Year Over Year	4Q2014	4Q2013	% Change
Total Accounts	281	239	18%
Customer Equity (in billions)*	$56.7	$45.7	24%

Cleared DARTs	564	453	25%
Total Customer DARTs	619	499	24%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.28	$4.23	1%
DART per Avg. Account (Annualized)	511	483	6%
Net Revenue per Avg. Account (Annualized)	$3,700	$3,375	10%

Consecutive Quarters	4Q2014	3Q2014	% Change
Total Accounts	281	272	3%
Customer Equity (in billions)*	$56.7	$54.9	3%

Cleared DARTs	564	485	16%
Total Customer DARTs	619	534	16%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.28	$4.21	2%
DART per Avg. Account (Annualized)	511	455	12%
Net Revenue per Avg. Account (Annualized)	$3,700	$3,532	5%

* Excludes non-customers.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months		Twelve Months
		Ended December 31,		Ended December 31,
		2014	2013	2014	2013
		(in millions)

Electronic Brokerage	Net revenues(1)	$261.5	$212.1	$952.3	$818.8
	Non-interest expenses	94.6	162.9	363.8	422.7

	Income before income taxes	$166.9	$49.2	$588.5	$396.1

	Pre-tax profit margin	64%	23%	62%	48%

Market Making	Net revenues(1)	$53.6	$76.2	$284.8	$362.1
	Non-interest expenses	38.5	46.8	170.3	202.6

	Income before income taxes	$15.1	$29.4	$114.5	$159.5

	Pre-tax profit margin	28%	39%	40%	44%

Corporate(2)	Net revenues(1)	$(107.0)	$(38.3)	$(193.7)	$(104.7)
	Non-interest expenses	0.7	1.4	3.1	(0.4)

	Loss before income taxes	$(107.7)	$(39.7)	$(196.8)	$(104.3)

Total	Net revenues(1)	$208.1	$249.9	$1,043.3	$1,076.2
	Non-interest expenses	133.8	211.1	537.2	624.9

	Income before income taxes	$74.3	$38.8	$506.1	$451.3

	Pre-tax profit margin	36%	16%	49%	42%

(1) To provide meaningful comparisons, prior period amounts have been revised for changes in the presentation of currency translation classifications.
(2) Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2014	2013	2014	2013
	(in millions, except share and per share data)
Revenues:
Trading gains(1)	$50.5	$67.3	$261.5	$331.9
Commissions and execution fees	155.2	124.1	548.8	502.1
Interest income(1)	121.3	79.9	426.9	303.7
Other income (loss)(1)	(97.0)	(8.3)	(121.6)	(9.8)

Total revenues	229.9	262.9	1,115.5	1,127.9

Interest expense	21.8	13.0	72.2	51.7

Total net revenues	208.1	249.9	1,043.3	1,076.2

Non-interest expenses:
Execution and clearing	53.5	62.2	211.5	242.5
Employee compensation and benefits	48.3	56.7	204.8	205.3
Occupancy, depreciation and amortization	10.5	10.3	39.4	38.9
Communications	6.0	5.7	24.2	23.1
General and administrative	15.5	76.2	57.3	115.1

Total non-interest expenses	133.8	211.1	537.2	624.9

Income before income taxes	74.3	38.8	506.1	451.3

Income tax expense	9.1	2.5	47.3	33.7

Net income	65.2	36.3	458.8	417.6

Net income attributable to noncontrolling interests	58.1	32.7	414.3	380.6

Net income available for common stockholders	$7.1	$3.6	$44.5	$37.0

Earnings per share :
Basic	$0.12	$0.07	$0.79	$0.74
Diluted	$0.12	$0.07	$0.77	$0.73

Weighted average common shares outstanding:
Basic	58,124,119	52,517,259	56,492,381	49,742,428
Diluted	59,274,773	53,729,140	57,709,668	50,924,736

Comprehensive income:
Net income available for common stockholders	$7.1	$3.6	$44.5	$37.0
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(6.3)	0.8	(15.3)	(3.2)
Income taxes related to items of other comprehensive income	(0.2)	(0.2)	(0.3)	(0.5)
Other comprehensive income (loss), net of tax	(6.1)	1.0	(15.0)	(2.7)
Comprehensive income available for common stockholders	$1.0	$4.6	$29.5	$34.3

Comprehensive income attributable to noncontrolling interests:
Net income attributable to noncontrolling interests	$58.1	$$32.7	$414.3	$380.6
Other comprehensive income (loss) - cumulative translation adjustment	(37.5)	4.9	(92.0)	(24.7)
Comprehensive income attributable to noncontrolling interests	$20.6	$$37.6	$322.3	$355.9

(1) To provide meaningful comparisons, prior period amounts have been revised for changes in the presentation of currency translation classifications.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			December 31, 2014	December 31, 2013
			(in millions)

Assets
Cash and cash equivalents			$1,269.3	$1,213.2
Cash and securities - segregated for regulatory purposes			15,403.5	13,991.7
Securities borrowed			3,659.8	2,751.5
Securities purchased under agreements to resell			386.2	386.3
Trading assets, at fair value			3,934.1	4,448.8
Receivables from customers, net of allowance			17,051.5	13,596.7
Receivables from brokers, dealers and clearing organizations			1,131.2	858.2
Other assets			549.4	624.3

Total assets			$43,385.0	$37,870.7

Liabilities and equity

Liabilities
Trading liabilities - financial instruments sold but not yet purchased, at fair value			$2,560.8	$3,153.7
Securities loaned			3,199.1	2,563.7
Short-term borrowings			33.8	24.6
Other payables:
Customers			31,797.4	26,319.4
Brokers, dealers and clearing organizations			234.1	331.0
Other payables			375.2	386.2
			32,406.7	27,036.6

Equity
Stockholders' equity			766.3	707.3
Noncontrolling interests			4,418.3	4,384.8
Total equity			5,184.6	5,092.1

Total liabilities and equity			$43,385.0	$37,870.7

	December 31, 2014		December 31, 2013
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

Public (IBG, Inc.)	58,473,286	14.5%	54,663,604	13.6%
Noncontrolling interests (IBG Holdings LLC)	346,062,282	85.5%	347,648,001	86.4%

Total IBG LLC membership interests	404,535,568	100.0%	402,311,605	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months		Twelve Months
	Ended December 31,		Ended December 31,
	2014	2013	2014	2013
	(in millions, except share and per share data)

Comprehensive income available for common stockholders, net of tax	$1.0	$4.6	$29.5	$34.3

Comprehensive income per share:
Basic	$0.02	$0.09	$0.52	$0.69
Diluted	$0.02	$0.09	$0.51	$0.67

Weighted average common shares outstanding:
Basic	58,124,119	52,517,259	56,492,381	49,742,428
Diluted	59,274,773	53,729,140	57,709,668	50,924,736